UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K
                           _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 0-51012


                     Date of Report: October 10, 2006


                         XINYINHAI TECHNOLOGY, LTD.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


                   Utah                              87-0427336
     ------------------------------------------------------------------
     (State of other jurisdiction of             (IRS Employer
      incorporation or organization)              Identification No.)


   No. 18 Daian Rd., Haping Road Centralized Park, Harbin Development Zone
   Harbin, China                                           150060
   ------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                              86-451-8651-3388
             --------------------------------------------------
             (Registrant's telephone number including area code)

                        Iron Star Development, Inc.
                -------------------------------------------
                (Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

Effective on October 10, 2006, Iron Star Development, Inc. filed with the Utah Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment changed the name of the corporation to "Xinyinhai Technology, Ltd."

Item 9.01  Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on
        September 27, 2006, effective on October 10, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     XINYINHAI TECHNOLOGY, LTD.
Dated:  October 10, 2006

                                     By: /s/ Tian Ling
                                     ----------------------------------
                                     Tian Ling, Chief Executive Officer